UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 3, 2003

Date of report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-20725	94-3187233
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway
San Mateo, CA   94404
(Address of Principal Executive Offices, including Zip Code)

(650) 477-5000
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On November 18, 2003, Siebel Systems, Inc., a Delaware corporation ("Siebel Systems"), filed a Current Report on Form 8-K to report its acquisition of UpShot Corporation, a California corporation ("UpShot"). As permitted under Item 7 of Form 8-K, Siebel Systems indicated that it would file the financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K by no later than the date required. This amended Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by Siebel Systems on November 18, 2003.

(a) Financial Statements of Business Acquired.

The following audited financial statements of Upshot are included as Exhibit 99.2 in this amended Current Report:

Independent Auditors' Report
Balance Sheet as of October 31, 2003
Statement of Operations for the Year Ended October 31, 2003
Statement of Stockholders' Deficit for the Year Ended October 31, 2003
Statement of Cash Flows for the Year Ended October 31, 2003
Notes to Financial Statements

(b) Pro Forma Financial Information.

The following unaudited condensed combined pro forma financial statements of Siebel Systems, giving effect to the acquisition of Upshot, prepared pursuant to Article 11 of Regulation S-X, are included as Exhibit 99.3 in this amended Current Report:

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2003
Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 2003
Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2002
Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c) Exhibits.

The following exhibits are filed as part of this report:

2.1	Agreement and Plan of Merger and Reorganization dated as of October 14, 2003, by and among Siebel Systems, Inc., Underground Acquisition Corp. and UpShot Corporation. (1)
2.2	Amendment to Agreement and Plan of Merger and Reorganization dated as of November 3, 2003, by and among Siebel Systems, Inc., Underground Acquisition Corp. and UpShot Corporation. (1)
23.1	Independent Auditors' Consent. (2)
99.1	Press Release, dated as of November 4, 2003, entitled "Siebel Systems Completes Acquisition of UpShot; Delivers First Integrated Hosted and On Premise CRM Solution." (1)
99.2	Audited financial statements of UpShot Corporation as of and for the year ended October 31, 2003. (2)
99.3	Unaudited pro forma condensed combined financial statements giving effect to Siebel Systems' acquisition of UpShot Corporation. (2)

________________________

  Incorporated by reference to the Siebel Systems' Current Report on Form 8-K filed on November 18, 2003.
  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIEBEL SYSTEMS, INC.

(Registrant)

Dated: January 16, 2004

By:	/s/ Kenneth A. Goldman

Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

2.1	Agreement and Plan of Merger and Reorganization dated as of October 14, 2003, by and among Siebel Systems, Inc., Underground Acquisition Corp. and UpShot Corporation. (1)
2.2	Amendment to Agreement and Plan of Merger and Reorganization dated as of November 3, 2003, by and among Siebel Systems, Inc., Underground Acquisition Corp. and UpShot Corporation. (1)
23.1	Independent Auditors' Consent. (2)
99.1	Press Release, dated as of November 4, 2003, entitled "Siebel Systems Completes Acquisition of UpShot; Delivers First Integrated Hosted and On Premise CRM Solution." (1)
99.2	Audited financial statements of UpShot Corporation as of and for the year ended October 31, 2003. (2) PDF
99.3	Unaudited pro forma condensed combined financial statements giving effect to Siebel Systems' acquisition of UpShot Corporation. (2) PDF

________________________

  Incorporated by reference to Siebel Systems' Current Report on Form 8-K filed on November 18, 2003.
  Filed herewith.